Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
Inventories

	As of December 31,
(In $ million)	2019	2018
Raw materials and consumables(a)	340	392
Work in progress(a)	178	200
Finished goods(a)	699	724
Engineering and maintenance materials	126	123
Provision against inventories	(31)	(28)
Total inventories	1,312	1,411

(a)	Amounts as of December 31, 2018 have been revised to correct immaterial classification errors.

During the year ended December 31, 2019, the raw materials elements of inventories recognized in continuing operations in the statements of comprehensive income as a component of cost of sales totaled approximately $4.0 billion (2018: $4.4 billion; 2017: $4.3 billion).

During the year ended December 31, 2019, the raw materials elements of inventories recognized in discontinued operations in the statements of comprehensive income totaled approximately $0.3 billion (2018: $0.3 billion; 2017: $0.3 billion).